Exhibit 99.1
          WAIVER and AMENDMENT, dated as of June 29, 2009, (this “Waiver”) to the Credit Agreement dated as of January 9, 2004, as amended and restated as of November 7, 2008 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), among AMERICAN AXLE & MANUFACTURING, INC., a Delaware corporation (the “Borrower”), AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., a Delaware corporation (the “Parent”), the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
          WHEREAS; pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower;
          WHEREAS; the Parent and the Borrower have requested certain waivers under the Credit Agreement; and
          WHEREAS; the undersigned Lenders are willing to agree to such waivers on the terms and subject to the conditions set forth herein.
          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
          SECTION 1. Limited Waiver.
          (a) Subject to the terms and conditions of this Waiver, the undersigned Lenders hereby waive, during the Waiver Period (as defined below) (i) any Default resulting from the Borrower’s non-compliance during the Waiver Period with the requirements of Sections 6.09 and 6.10 of the Credit Agreement (the “Waived Defaults”) and (ii) any prepayment that would be due pursuant to Section 2.10(c) of the Credit Agreement during the Waiver Period.
          (b) (i) “Waiver Period” means the period commencing on the Waiver Effective Date (as defined below) and terminating upon the earliest to occur of (i) 5:00 p.m., New York City time, on July 30, 2009, (ii) the failure of the Parent and the Borrower to maintain a Liquidity Amount in excess of $100,000,000 for a period of two consecutive Business Days and delivery to the Borrower by the Administrative Agent of a notice stating that the Waiver Period is being terminated or (iii) any Event of Default (other than a Waived Default) and delivery to the Borrower by the Administrative Agent of a notice (which the Administrative Agent shall deliver at the request of the Required Lenders), while such Event of Default is continuing, stating that the Waiver Period is being terminated (the date on which the Waiver Period is terminated pursuant to any of the foregoing clauses, the “Waiver Termination Date”).
          (ii) “Liquidity Amount” means, as of any day, the sum of (a) the excess, if any, of the Commitments over the Revolving Credit Exposures as of such day plus (b) the aggregate amount of unrestricted cash and cash equivalents held as of such day by the Loan

Parties and the Subsidiaries organized in Brazil, Luxembourg, Mexico and the United Kingdom. For purposes of determining the Liquidity Amount, cash and cash equivalents shall be deemed to be restricted to the extent (A) subject to a Lien (other than a Lien securing the Secured Obligations), (B) the Parent or any of the Subsidiaries is subject to a legally binding restriction on the use or application thereof (or a legally binding obligation to apply it to a particular purpose) or (C) consisting of short term investments held in the Reserve International Liquidity Fund or the Reserve Yield Plus Fund.
          (c) If any Waived Default is continuing on the Waiver Termination Date, such Waived Default shall constitute an Event of Default on the Waiver Termination Date. If any prepayment would be due during the Waiver Period pursuant to Section 2.10(c) of the Credit Agreement, then such prepayment shall be made (i) on the Waiver Termination Date if written notice of the Waiver Termination Date is delivered to the Borrower by the Administrative Agent at or before 12:00 noon, New York City time, on the Waiver Termination Date or (ii) on the Business Day immediately following the Waiver Termination Date if such notice is delivered after 12:00 noon, New York City time, on the Waiver Termination Date.
          SECTION 2. Certain Amendments and Agreements.
          (a) The Parent and the Borrower hereby agree that during the Waiver Period:
          (i) The Borrower shall not request or borrow any Swingline Loans.
          (ii) The Borrower shall provide to the Administrative Agent, prior to 3:00 p.m., New York City time, on each Business Day, a calculation of the Liquidity Amount as of the close of business on the immediately preceding Business Day, which calculation shall set forth, for any cash or cash equivalents included in the Liquidity Amount, the jurisdiction in which such cash or cash equivalents are held.
          (iii) The Parent and the Borrower will not, and will not permit any other Subsidiary to, create, incur or assume any Indebtedness, including pursuant to any Guarantee of Indebtedness of the Parent or another Subsidiary, (A) under clause (v) of Section 6.01(a) of the Credit Agreement and (B) under clause (vi) or (vii) of Section 6.01(a) of the Credit Agreement in excess of $10,000,000.
          (iv) The Parent and the Borrower will not, and will not permit any of the other Subsidiaries to, purchase or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any Equity Interests, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit pursuant to any of clauses (f), (g), (i) or (m) of Section 6.04 of the Credit Agreement, except (A) those previously made and outstanding on the date hereof and (B) investments made pursuant to Section 6.04(m) in an amount not to exceed $20,000,000 in the aggregate. In addition, for purposes of determining compliance with Section 6.04 of the Credit Agreement during the Waiver Period, the $200,000,000 limit in clause (ii) of the proviso to clause (c) thereof shall not apply, and instead, the investments, loans, advances and Guarantees referred to in such clause shall be limited to those outstanding on the date hereof.
          (v) The Parent and the Borrower will not, nor will they permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so under clause (vii) of Section 6.07 of the Credit Agreement.
          (vi) For purposes of Section 6.07(b) of the Credit Agreement, the Term Loans shall be deemed to constitute “Restricted Debt”. In addition, refinancings shall not be permitted under clause (i) of Section 6.07(b).
          (vii) For purposes of determining whether an Event of Default has occurred pursuant to clause (f) of Article VII of the Credit Agreement, the dollar amount set forth in the definition of “Material Indebtedness” shall be deemed to be $5,000,000; provided that for purposes of such determination Indebtedness of certain Foreign Subsidiaries owing to third party creditors previously disclosed to the Administrative Agent shall be deemed not to be Material Indebtedness.
          (viii) Failure to comply with any of the requirements of this Section 2(b) shall constitute an Event of Default for all purposes of the Loan Documents.
          (b) Section 6.07(b)(iii) of the Credit Agreement is hereby amended by replacing “(v)” therein with “(vii)”.
          SECTION 3.Representations and Warranties. To induce the other parties hereto to enter into this Waiver, each of the Parent and the Borrower hereby represents and warrants to each Lender and the Administrative Agent that, after giving effect to this Waiver:
          (a) the representations and warranties of each Loan Party set forth in the Loan Documents (except for the representation and warranty set forth in Section 3.04(b) of the Credit Agreement) are true and correct in all material respects on and as of the Waiver Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects with respect to such earlier date); and
          (b) as of the Waiver Effective Date, no Default or Event of Default (other than the Waived Defaults) has occurred and is continuing.
          SECTION 4.Waiver Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Lender that executes and delivers a copy of this Waiver to the Administrative Agent (or its counsel) at or prior to 5:00 p.m. New York City time, on June 29, 2009 (or such other time or date on which the Administrative Agent and the Borrower shall agree), a waiver fee (the “Waiver Fees”) in an amount equal to 0.25% of each such Lender’s Commitment as of such date. The Waiver Fees shall be payable in immediately available funds on, and subject to the occurrence of, the Waiver Effective Date.

          SECTION 5.Conditions to Effectiveness. This Waiver shall become effective on and as of the date on which each of the following conditions precedent is satisfied in full (such date, the “Waiver Effective Date”):
          (a) the Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Parent, the Borrower and the Required Lenders;
          (b) the Loan Parties shall have executed and delivered an amendment to the Collateral Agreement, in form and substance reasonably satisfactory to the Administrative Agent, providing for (i) the Collateral to include all deposit accounts of the Loan Parties (with customary exceptions and a minimum threshold to be agreed with respect to such deposit accounts) and (ii) a requirement that the Loan Parties use commercially reasonable efforts to have, on or prior to July 15, 2009, deposit account control agreements and securities account control agreements executed and delivered by all depositary banks and securities intermediaries with which deposit accounts or securities accounts are maintained; and
          (c) the Administrative Agent shall have received the Waiver Fees and all other amounts due and payable on or prior to the Waiver Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.
          SECTION 6. Credit Agreement. Except as specifically waived or amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the Waiver Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as amended or modified hereby. This Waiver shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
          SECTION 7. Applicable Law. THIS WAIVER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          SECTION 8. Counterparts. This Waiver may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one instrument. Delivery of an executed signature page to this Waiver by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be effective as delivery of a manually executed counterpart of this Waiver.
          SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Waiver and are not to affect the construction of, or to be taken into consideration in interpreting, this Waiver.
[Remainder of page intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized officers as of the day and year first written above.

AMERICAN AXLE & MANUFACTURING, INC.,

by	/s/ Shannon J. Curry

Name: Shannon J. Curry
Title: Treasurer

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.,

by	/s/ Shannon J. Curry

Name: Shannon J. Curry
Title: Treasurer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

by	/s/ Richard W. Duker

Name: RICHARD W. DUKER
Title: MANAGING DIRECTOR

SIGNATURE PAGE TO WAIVER AND AMENDMENT DATED AS OF JUNE 29, 2009, IN RESPECT OF THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, AS AMENDED AND RESTATED AS OF NOVEMBER 7, 2008, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Bank of America, N.A.

By	/s/ Chas McDonell

Name: Chas McDonell
Title: Senior Vice President

SIGNATURE PAGE TO WAIVER AND AMENDMENT DATED AS OF JUNE 29, 2009, IN RESPECT OF THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, AS AMENDED AND RESTATED AS OF NOVEMBER 7, 2008, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

WACHOVIA BANK, N.A.

By	/s/ D. Paul Hulbert III

Name: D. Paul Hulbert III
Title: Vice President

SIGNATURE PAGE TO WAIVER AND AMENDMENT DATED AS OF JUNE 29, 2009, IN RESPECT OF THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, AS AMENDED AND RESTATED AS OF NOVEMBER 7, 2008, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

BNP Paribas

By	/s/ Mike Shryock

Name: Mike Shryock
Title: Managing Director

By	/s/ Fik Durmus

Name: Fik Durmus
Title: Vice President

SIGNATURE PAGE TO WAIVER AND AMENDMENT DATED AS OF JUNE 29, 2009, IN RESPECT OF THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, AS AMENDED AND RESTATED AS OF NOVEMBER 7, 2008, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:	KeyBank National Association

By	/s/ Richard B. Saulsbery, VP

Name: Richard B. Saulsbery
Title: Vice President

SIGNATURE PAGE TO WAIVER AND AMENDMENT DATED AS OF JUNE 29, 2009, IN RESPECT OF THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, AS AMENDED AND RESTATED AS OF NOVEMBER 7, 2008, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: SunTrust Bank

By	/s/ Amanda Parks

Name: Amanda Parks
Title: SVP

SIGNATURE PAGE TO WAIVER AND AMENDMENT DATED AS OF JUNE 29, 2009, IN RESPECT OF THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, AS AMENDED AND RESTATED AS OF NOVEMBER 7, 2008, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Bank of China, Los Angeles Branch

By	/s/ Feng Chang

Name: Feng Chang
Title: Branch Manager & VP

SIGNATURE PAGE TO WAIVER AND AMENDMENT DATED AS OF JUNE 29, 2009, IN RESPECT OF THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, AS AMENDED AND RESTATED AS OF NOVEMBER 7, 2008, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Bank of China, New York Branch

By	/s/ William Warren Smith

Name: William Warren Smith
Title: Chief Lending Officer

SIGNATURE PAGE TO WAIVER AND AMENDMENT DATED AS OF JUNE 29, 2009, IN RESPECT OF THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, AS AMENDED AND RESTATED AS OF NOVEMBER 7, 2008, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

HSBC Bank USA, National Association

By:	/s/ Patrick M. Hanley

Name: Patrick M. Hanley
Title: Vice President

SIGNATURE PAGE TO WAIVER AND AMENDMENT DATED AS OF JUNE 29, 2009, IN RESPECT OF THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, AS AMENDED AND RESTATED AS OF NOVEMBER 7, 2008, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Commerzbank AG, New York and Grand Cayman Branches

By	/s/ Douglas I. Glickman

Name: Douglas I. Glickman
Title: First Vice President

By	/s/ Claudia Rost

Name: Claudia Rost
Title: Vice President

SIGNATURE PAGE TO WAIVER AND AMENDMENT DATED AS OF JUNE 29, 2009, IN RESPECT OF THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, AS AMENDED AND RESTATED AS OF NOVEMBER 7, 2008, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name: U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Matthew J. Schulz

Name: MATTHEW J. SCHULZ
Title: VICE PRESIDENT

SIGNATURE PAGE TO WAIVER AND AMENDMENT DATED AS OF JUNE 29, 2009, IN RESPECT OF THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, AS AMENDED AND RESTATED AS OF NOVEMBER 7, 2008, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

COMERICA BANK

By	/s/ Thomas VanderMeulen

Name: Thomas VanderMeulen
Title: Assistant Vice President

SIGNATURE PAGE TO WAIVER AND AMENDMENT DATED AS OF JUNE 29, 2009, IN RESPECT OF THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, AS AMENDED AND RESTATED AS OF NOVEMBER 7, 2008, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

National City Bank

By	/s/ Jeremy J. Ventrone

Name: Jeremy J. Ventrone
Title: Vice President

SIGNATURE PAGE TO WAIVER AND AMENDMENT DATED AS OF JUNE 29, 2009, IN RESPECT OF THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, AS AMENDED AND RESTATED AS OF NOVEMBER 7, 2008, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By	/s/ David Noda

Name: David Noda
Title: Vice President and Manager

SIGNATURE PAGE TO WAIVER AND AMENDMENT DATED AS OF JUNE 29, 2009, IN RESPECT OF THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, AS AMENDED AND RESTATED AS OF NOVEMBER 7, 2008, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

THE BANK OF NOVA SCOTIA

By	/s/ J.F. Todd

Name: J.F. Todd
Title: Managing Director

SIGNATURE PAGE TO WAIVER AND AMENDMENT DATED AS OF JUNE 29, 2009, IN RESPECT OF THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, AS AMENDED AND RESTATED AS OF NOVEMBER 7, 2008, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

THE BANK OF NEW YORK MELLON

By	/s/ Edward J. DeSalvio

Name: EDWARD J. DeSALVIO
Title: VICE PRESIDENT

SIGNATURE PAGE TO WAIVER AND AMENDMENT DATED AS OF JUNE 29, 2009, IN RESPECT OF THE CREDIT AGREEMENT DATED AS OF JANUARY 9, 2004, AS AMENDED AND RESTATED AS OF NOVEMBER 7, 2008, AMONG AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., THE LENDERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

MERRILL LYNCH BANK USA.,

By	/s/ Authorized Signatory

Name: Authorized Signatory
Title: